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                                                                   Exhibit 10.47


                        MORTGAGE SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT, is made and entered into as of this ___ day of November, 1997, by and among LASALLE BANK F.S.B. ("LaSalle") and VALUEVISION INTERNATIONAL, INC., a Minnesota corporation ("ValueVision").

                                   WITNESSETH:

         WHEREAS, Nicholas M. Jaksich ("Mr. Jaksich") has executed and delivered that certain Residential Mortgage dated November 20, 1995 in favor of ValueVision (the "ValueVision Mortgage"), pursuant to which ValueVision has been granted a mortgage lien in and to the real property legally described on Exhibit A attached hereto, (the "Real Property") which Mortgage was duly filed of record on January 22, 1996 in the office of the Hennepin County Recorder as Document No. 6528593; and

         WHEREAS, Mr. Jaksich has further executed and delivered that certain Mortgage dated November __, 1997, in favor of LaSalle (the "Lasalle Mortgage"), pursuant to which LaSalle has been granted a mortgage lien in and to the Real Property, which Mortgage was duly filed of record in the office of the Hennepin County Registrar of Titles on ____________, as Document No. _________ and in the office of the Hennepin County Recorder on ____________, as Document No. __________; and

         WHEREAS, the parties hereto mutually desire that the ValueVision Mortgage shall be junior and subordinate to the LaSalle Mortgage.

         NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuation consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Subordination of the ValueVision Mortgage. ValueVision hereby acknowledges and agrees that notwithstanding the order in which the ValueVision Mortgage and the LaSalle Mortgage have or will be recorded and notwithstanding the relative priorities of the ValueVision Mortgage and the LaSalle Mortgage pursuant to applicable law, the ValueVision Mortgage, the liens created by said agreement and all of the right, title and interest of ValueVision in and to the Real Property shall be subordinate and junior in all respects to the LaSalle Mortgage, the lien created by the LaSalle Mortgage and all right, title and interest of LaSalle in and to the Real Property.

         2. Miscellaneous. This Agreement shall remain in effect until all of the agreements subject hereto have been satisfied, released or terminated. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota. This Agreement may be executed in any number of counterparts, each of which when
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                  executed and delivered shall be an original, but such
                  counterparts shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed and delivered as of the day and year first above written.


                                        LASALLE BANK F.S.B.


                                        By
                                          --------------------------------------
                                             Its
                                                --------------------------------


                                        VALUEVISION INTERNATIONAL, INC.,
                                           a Minnesota corporation


                                        By
                                          --------------------------------------
                                             Its
                                                --------------------------------


STATE OF ______________                     )
                                            ) ss.
COUNTY OF _____________                     )

                  The foregoing instrument was acknowledged before me this __ day of November, 1997, by _____________________, the _________________, of
LaSalle Bank F.S.B., for and on behalf of said corporation.

                                             -----------------------------------
                                             Notary Public


STATE MINNESOTA                             )
                                            ) ss.
COUNTY OF HENNEPIN                          )

                  The foregoing instrument was acknowledged before me this __ day of November, 1997, by David T. Quinby, the Vice President and General Counsel of ValueVision International, a Minnesota corporation, for and on behalf of said corporation.


                                             -----------------------------------
                                             Notary Public


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                                    EXHIBIT A

                       (Legal Description of Real Estate)

The Real Property situated in the State of Minnesota, County of Hennepin and legally described as follows:

Lot 1, Block 1, Parkwood Knolls